Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of PAREXEL International Corporation (the “Company”) for the fiscal year ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Josef H. von Rickenbach, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 26, 2011	/s/ Josef H. von Rickenbach
Josef H. von Rickenbach
Chairman of the Board and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to PAREXEL International Corporation and will be retained by PAREXEL International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.